UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): June 15, 2022

ADT Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)

(561) 988-3600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Retirement from Board of Directors
Mr. Matthew H. Nord, who currently serves as a Class II director on the Board of Directors (the “Board”) of ADT Inc. (the “Company”), with a term expiring at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), has retired from his position as a member of the Board effective June 15, 2022. Mr. Nord was a designee of funds managed by affiliates of Apollo Global Management, Inc. (“Apollo”).
(d) Appointment to Board of Directors
On June 15, 2022, the Board appointed Mr. William Lewis, Jr., age 66, as a member of the Board to serve as a Class II director with a term expiring at the 2025 Annual Meeting. Mr. Lewis joined Apollo in November 2021 as a Partner and member of the management committee. Mr. Lewis joins the Board as a designee of Apollo. As previously disclosed, Apollo has the right to nominate a majority of the Company’s directors as long as it beneficially owns 50% or more of the Company’s outstanding common stock.
Mr. Lewis will not receive compensation for his service on the Board and will be party to the Company’s Indemnification Agreement with its directors and executive officers. Mr. Lewis will not serve on any committee of the Board at this time.
There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Lewis or any member of his immediate family had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K.
A copy of the press release announcing the appointment of Mr. Lewis to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release dated June 16, 2022, announcing Mr. Lewis's appointment to the Board.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 16, 2022	ADT Inc.

		By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President and Deputy General Counsel, Corporate & Securities